                                                                    EXHIBIT 25.2

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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        180 East Fifth Street
         St. Paul, Minnesota                             55101
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(Address of principal executive offices)               (Zip Code)
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                                  Paul D. Allen
                         U.S. Bank National Association
                                1 Federal Street
                                Boston, MA 02110
                                 (617) 603-6549
            (Name, address and telephone number of agent for service)

                             IBC CAPITAL FINANCE II
                     (Issuer with respect to the Securities)

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                   Delaware                                 Applied for
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(State or other jurisdiction of incorporation or         (I.R.S. Employer
                organization)                           Identification No.)
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          230 West Main Street                               48846
          Ionia, MI
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   (Address of Principal Executive Offices)                (Zip Code)
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                     % CUMULATIVE TRUST PREFERRED SECURITIES
                       (TITLE OF THE INDENTURE SECURITIES)


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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

             a) Name and address of each examining or supervising authority to which it is subject.
                        Comptroller of the Currency
                        Washington, D.C.

             b)   Whether it is authorized to exercise corporate trust powers.
                        Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

ITEMS 3-15   Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

             1.   A copy of the Articles of Association of the Trustee.*

             2. A copy of the certificate of authority of the Trustee to commence business.*

             3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

             4.   A copy of the existing bylaws of the Trustee.*

             5. A copy of each Indenture referred to in Item 4. Not applicable.

             6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

             7. Report of Condition of the Trustee as of September 30, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 6th day of February, 2003.


                               U.S. BANK NATIONAL ASSOCIATION

                               By:   /s/ Paul D. Allen
                                     -----------------------------------
                                     Paul D. Allen
                                     Vice President




By:   /s/ Marie A. Hattinger
      -----------------------------------
      Marie A. Hattinger
      Vice President

                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  February 6, 2003


                                     U.S. BANK NATIONAL ASSOCIATION


                                     By:    /s/ Paul D. Allen
                                            ----------------------------------
                                            Paul D. Allen
                                            Vice President




By:    /s/ Marie A. Hattinger
       -----------------------------------
       Marie A. Hattinger
       Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2002

                                    ($000'S)


                                                   9/30/2002
                                                 ------------
ASSETS
     Cash and Due From Depository Institutions   $  8,809,794
     Federal Reserve Stock                                  0
     Securities                                    28,156,313
     Federal Funds                                    975,986
     Loans & Lease Financing Receivables          111,491,144
     Fixed Assets                                   1,357,049
     Intangible Assets                              8,242,263
     Other Assets                                   7,510,862
                                                 ------------
         TOTAL ASSETS                            $166,543,411

LIABILITIES
     Deposits                                    $112,901,360
     Fed Funds                                      2,319,887
     Treasury Demand Notes                                  0
     Trading Liabilities                              285,504
     Other Borrowed Money                          20,829,386
     Acceptances                                      137,242
     Subordinated Notes and Debentures              5,696,195
     Other Liabilities                              5,198,418
                                                 ------------
     TOTAL LIABILITIES                           $147,367,992

EQUITY
     Minority Interest in Subsidiaries           $    990,010
     Common and Preferred Stock                        18,200
     Surplus                                       11,312,077
     Undivided Profits                              6,855,132
                                                 ------------
         TOTAL EQUITY CAPITAL                    $ 19,175,419

TOTAL LIABILITIES AND EQUITY CAPITAL             $166,543,411
